UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2022

DMY TECHNOLOGY GROUP, INC. VI

(Exact name of registrant as specified in its charter)

Delaware	001-40864	86-3312690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 North Town Center Drive, Suite 100
Las Vegas, Nevada 89144
(Address of principal executive offices, including Zip Code)

(702) 781-4313

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and one-half of one redeemable warrant	DMYS.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	DMYS	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	DMYS WS	The New York Stock Exchange

Item 1.01	Entry Into A Material Definitive Agreement.

This section describes the material provisions of the Share Purchase Agreement (as defined below) but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of the Share Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1. Unless otherwise defined herein, the capitalized terms used below are defined in the Share Purchase Agreement

Share Purchase Agreement

General Terms, Effects, and Consideration

On December 22, 2022, dMY Technology Group, Inc. VI, a Delaware company (the “Purchaser” or “dMY VI”), entered into a Share Purchase Agreement (the “Share Purchase Agreement”) with Rain Enhancement Technologies, Inc., a Delaware corporation (“Rainwater Tech” or the “Company”) and Rainwater, LLC, Michael Nefkens and Keri Waters (the “Sellers”) and Rainwater, LLC, solely in its capacity as Sellers’ Representative, pursuant to which, dMY VI will acquire the Company and the Company will become a wholly owned subsidiary of dMY VI (the “Business Combination”).

Pursuant to the Share Purchase Agreement, at the closing of the transactions contemplated thereby (the “Closing”) (i) the Sellers will sell and transfer to the Purchaser 1,700 shares of common stock of Rainwater Tech (the “Transferred Equity Interests”) in exchange for 100 shares of Class A Common Stock of dMY VI and $790 in cash per share of common stock of Rainwater Tech and (ii) the Company will issue and sell and transfer to the Purchaser additional shares of common stock of Rainwater Tech (the “Issued Equity Interests”, together with the Transferred Equity Interests, the “Purchased Equity Interests”) for an aggregate amount of cash equal to the amount in deposit in dMY VI’s Trust Account after consummation of a redemption tender offer, minus the transaction costs and expenses incurred by dMY VI and Rainwater Tech in connection with the Business Combination, plus the amount of any PIPE investment (the “Cash Consideration”).

Representations and Warranties

The Share Purchase Agreement contains a number of representations and warranties made by dMY VI, on the one hand, and Rainwater Tech and the Sellers on the other hand, made solely for the benefit of the other, which in certain cases are subject to specified exceptions and qualifications contained in the Share Purchase Agreement or in information provided pursuant to certain disclosure schedules to the Share Purchase Agreement.

In the Share Purchase Agreement, Rainwater Tech made certain customary representations and warranties to dMY VI, including among others, related to the following: (1) corporate matters, including due organization, existence and good standing; (2) capitalization; (3) lack of subsidiaries; (4) authority and binding effect relative to execution and delivery of the Share Purchase Agreement; (5) non-contravention; (6) governmental approvals; (7) title to newly issued Rainwater Tech Shares; (8) litigation; (9) finders and brokers; (10) financial statements; (11) undisclosed liabilities; (12) absence of certain developments; (13) real property, leased property, and personal property; (14) material contracts; (15) compliance with law; (16) taxes and tax returns; (17) intellectual property; (18) benefit plans; (19) labor matters; and (20) compliance with anti-corruption laws. The Sellers also jointly and severally made certain customary representations and warranties to dMY VI, including representations and warranties related to the following: (1) corporate matters, including due organization, existence and good standing; (2) title to Rainwater Tech Shares; (3) authority and binding effect relative to execution and delivery of the Share Purchase Agreement; (4) non-contravention; (5) governmental approvals; (6) transfer of Rainwater Tech equity interests; (7) litigation; (8) finders and brokers; (9) accredited investor; and (10) independent investigation.

In the Share Purchase Agreement, dMY VI made certain customary representations and warranties to Rainwater Tech, including among others, related to the following: (1) corporate matters, including due organization, existence and good standing; (2) capitalization; (3) SEC filings and financial statements; (4) funds in the Trust Account; (5) absence of certain changes or events; (6) authority and binding effect relative to execution, delivery and performance of the Share Purchase Agreement; (7) consents and approvals; (8) litigation; (9) brokers; (10) accredited investor and purchase for investment; (11) no undisclosed liabilities; (12) Investment Company Act of 1940; and (13) inspection.

dMY VI also agreed to prepare to file with the Securities and Exchange Commission (the “SEC”) a tender offer statement as promptly as reasonably practicable after the signing of the Share Purchase Agreement.

Covenants

The Share Purchase Agreement contains covenants by each of the parties during the period between the signing of the Share Purchase Agreement and the earlier of the Closing or the termination of the Share Purchase Agreement in accordance with its terms, including, among other things, covenants regarding: (1) the operation of their respective businesses in the ordinary course of business; (2) the provision of access to Rainwater Tech’s books and personnel; (3) efforts to consummate the Closing and obtain any applicable third party and regulatory approvals; (4) further assurances; (5) public announcements; (6) control of operations; (7) the redemption tender offer; (8) use of trust proceeds; (9) no solicitation of, or entering into, any alternative competing transactions; (10) other disclosures; and (11) tax matters. The Share Purchase Agreement also contains certain post-closing covenants by the parties, including covenants regarding (1) non-competition and non-solicitation provisions applicable to Sellers and (2) indemnification of directors and officers.

Conditions to Closing

The obligations of the parties to consummate the Transactions are subject to various conditions, including the following mutual conditions of the parties unless waived: (i) obtaining any required regulatory approvals applicable to the Transactions being obtained; (ii) no injunction or other order, or law prohibiting, restraining, enjoining or making illegal the Transactions; and (iii) the consummation of dMY VI’s redemption tender offer.

In addition, unless waived by dMY VI, the obligations of dMY VI to consummate the Transactions are subject to the satisfaction of the following Closing conditions, in addition to customary certificates and other closing deliveries: (i) certain fundamental representations and warranties of Rainwater Tech and the Sellers being true and correct in all but de minimis respects as of the Closing (other than those representations and warranties that are made of as of a specific date, which shall be true and correct in all but de minimis respects as of such specific date); (ii) all other representations and warranties of the Company and the Sellers being true and correct as of the Closing (other than those representations and warranties that are made of as of a specific date, which shall be true and correct as of such specific date) except for breaches or inaccuracies that would not have, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect (as defined in the Share Purchase Agreement); and (iii) the Company and the Sellers having duly performed in all material respects with their respective covenants and agreements under the Share Purchase Agreement to be performed by them on or before the Closing Date.

Unless waived by Rainwater Tech or the Sellers, the obligations of Rainwater Tech and the Sellers, to consummate the Transactions are subject to the satisfaction of the following Closing conditions, in addition to customary certificates and other closing deliveries: (i) certain fundamental representations and warranties of dMY VI being true and correct in all but de minimis respects as of the Closing (other than those fundamental representations and warranties that are made of as of a specific date, which shall be true and correct in all but de minimis respects as of such specific date); (ii) all other representations and warranties being true and correct in all material respects as of the Closing (other than those representations and warranties that are made of as of a specific date, which shall be true and correct in all material respects as of such specific date); (iii) dMY VI having duly performed in all material respects with its covenants and agreements under the Share Purchase Agreement to be performed by it on or before the Closing Date; and, in the case of the Sellers,(iv) the Common Stock Consideration having been approved for listing on NYSE, subject to official notice of issuance.

Termination

The Share Purchase Agreement may be terminated under certain customary and limited circumstances at any time prior to Closing, including, among other reasons: (i) by mutual written consents of Rainwater Tech, the Sellers and dMY VI; (ii) by Rainwater Tech or dMY VI if the Closing has not occurred by July 31, 2023 (the “Outside Date”) and the primary cause of the failure of the Closing by the Outside Date was not such terminating party’s breach of its representations, warranties, covenants or agreements under the Share Purchase Agreement; (iii) by Rainwater Tech or dMY VI if any order or law permanently restrains, enjoins, prohibits or makes illegal the consummation of the Transactions becomes effective, final and nonappealable and the cause of such final, non-appealable order or other action is not such terminating party’s breach of its representations, warranties, covenants or agreements under the Share Purchase Agreement; (iv) by dMY VI for the Company’s or the Sellers’ uncured breach of the Share Purchase Agreement, such that the related closing conditions would not be met; and (v) by the Sellers for dMY VI’s uncured breach of the Share Purchase Agreement, such that the related closing conditions would not be met.

If the Share Purchase Agreement is terminated, the Share Purchase Agreement will become void and have no effect and no party will have any liability, except that certain obligations related to fees and expenses, waiver against trust and general provisions will continue in effect, and no party shall be relieved of liability for any fraud claims or willful breach of the Share Purchase Agreement.

No Survival of Representations, Warranties, Covenants and Agreements

The representations, warranties, covenants and agreements made by Rainwater Tech, Sellers and dMY VI in the Share Purchase Agreement generally terminate at Closing or upon termination of the Share Purchase Agreement, except those covenants and agreements that explicitly contemplate performance after Closing shall survive indefinitely (or until fully performed).

From and after Closing, other than in connection with fraud or as otherwise expressly set forth in the Share Purchase Agreement, none of dMY VI, Rainwater Tech or the Sellers shall be permitted to make (and no such party to the Share Purchase Agreement shall have any liability for) any claim for any breach of any representation, warranty, covenant or agreement that is to be performed on or prior to Closing.

Trust Account Waiver and Seller Release

Rainwater Tech and the Sellers agreed that they do not and will not have any right, title, interest or claim of any kind against the Trust Account (including distributions therefrom).

Effective upon and following the Closing, except as set forth in the Share Purchase Agreement, dMY VI, on its own behalf and on behalf of Rainwater Tech and each of their respective affiliates and representatives, also provided a general release of the Sellers related to any pre-Closing actions or failures to act, provided that such release does not release the Sellers from their obligations under the Share Purchase Agreement.

Governing Law, Waiver of Jury Trial and Jurisdiction

The Share Purchase Agreement is governed by Delaware law. Any disputes under the Share Purchase Agreement will be subject to the exclusive jurisdiction of first, the Court of Chancery of the State of Delaware or if such court declines jurisdiction, then to any court of the State of Delaware or the Federal District Court for the District of Delaware, and each party waived its right to a jury trial in connection therewith. The parties are entitled to an injunction, specific performance and other equitable relief to prevent breaches of the Share Purchase Agreement in addition to any other remedy to which they are entitled at law or in equity.

A copy of the Share Purchase Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Share Purchase Agreement is qualified in its entirety by reference thereto.

Certain Related Agreements

Lock-Up Agreements

Simultaneously with the Closing, the Sellers will enter into a Lock-Up Agreement with respect to the Common Stock Consideration. In such Lock-Up Agreement, each Seller party thereto will agree that such Seller will not, during the period from the Closing and ending on the earlier of (i) two years after the Closing and (y) the date on which dMY VI completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of dMY VI’s stockholders having the right to exchange their shares for cash, securities or other property, (a) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option, right or warrant to purchase or otherwise transfer, dispose of or agree to transfer or dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position any Common Stock Consideration, (b) enter into enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock Consideration or publicly announce any intention to effect any transactions specified in the preceding clauses (a) and (b). However, each Seller party thereto will be allowed to make certain customary transfers of the Common Stock Consideration during such lock-up period, including by gift, laws of descent and distribution upon death or to affiliates or trust beneficiaries, provided in each of the foregoing cases that the permitted transferees enter into a written agreement, in substantially the form of the Lock-Up Agreement.

The form of the Lock-Up Agreement is filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference, and the foregoing description of the Lock-Up Agreement is qualified in its entirety by reference thereto.

Sponsor Support Agreement

In connection with entering into the Share Purchase Agreement, on December 22, 2022, the Sponsor, directors and/or management of dMY VI, Rainwater Tech and dMY VI entered into a Sponsor Support Agreement, pursuant to which, among other things, the Sponsor and the directors and/or management of dMY VI party thereto agreed (1) not to participate in the redemption tender offer and (2) as dMY VI stockholders, to vote against any other business combination.

A copy of the Sponsor Support Agreement is filed with this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein by reference, and the foregoing description of the Sponsor Support Agreement is qualified in its entirety by reference thereto.

Item 7.01	Regulation FD Disclosure

On December 22, 2022, dMY VI issued a press release announcing the Business Combination with Rainwater Tech (the “Press Release”). The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Attached as Exhibit 99.2 and incorporated herein by reference is the transcript of an investor conference call discussing the Business Combination that was released on December 22, 2022.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of dMY VI under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2.

Cautionary Note Concerning Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute “forward-looking statements,” including with respect to the Share Purchase Agreement. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of dMY VI, including those set forth in the corresponding Risk Factors section of the registration statement of dMY VI for the initial public offering filed with the SEC. Copies are available on the SEC’s website, www.sec.gov.

Forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained herein are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following risks, uncertainties and other factors:

•	our being a company with no operating history and no revenues;

•	our ability to complete our initial business combination;

•	our expectations around the performance of the prospective target business;

•	our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;

•	our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination;

•	our potential ability to obtain additional financing to complete our initial business combination;

•	our public securities’ potential liquidity and trading;

•	the lack of a market for our securities;

•	the use of proceeds not held in the trust account or available to us from interest income on the trust account balance;

•	the trust account not being subject to claims of third parties;

•	our financial performance;

•	general economic conditions;

•	geopolitical events and regulatory changes;

•	the failure to maintain the listing of dMY VI’s securities on the New York Stock Exchange; and

•

the possibility that the business combination does not close or the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement, including due to the failure to receive any required security holder approvals, or the failure of other closing conditions.

The foregoing list of factors is not exclusive. Additional information concerning these and other risk factors are contained in dMY VI’s most recent filings with the SEC. All subsequent written and oral forward-looking statements concerning dMY VI and Rainwater Tech, the transactions described herein or other matters and attributable to dMY VI and Rainwater Tech are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither dMY VI nor Rainwater Tech undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

Additional Information and Where to Find It

dMY VI intends to hold presentations for certain of its stockholders, as well as other investors who may be interested in purchasing dMY VI’s securities in connection with dMY VI’s proposed Business Combination with Rainwater Tech, as described in this report. The tender offer for the outstanding shares of common stock of dMY VI described herein has not yet commenced. This communication is provided for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any shares of common stock of dMY VI or any other securities of dMY VI pursuant to the tender offer or otherwise. Any tender offer will be made only pursuant to an offer to purchase, letter of transmittal and related documents which will be filed with the U.S. Securities and Exchange Commission (“SEC”) by dMY VI. Stockholders of dMY VI and other interested persons are advised to read these documents, when available, any amendments to these documents and any other documents related to the tender offer that are filed with the SEC (collectively, the “Tender Offer Documents”) carefully and in their entirety prior to making any decision with respect to the tender offer because they will contain important information about the Business Combination, Rainwater Tech and the terms and conditions of the tender offer. Such persons can also read dMY VI’s annual report on Form 10-K for the fiscal year ended December 31, 2021 for a description of the security holdings of dMY VI’s officers and directors prior to the consummation of the transactions described herein. Security holders will also be able to obtain a copy of such documents, without charge, by directing a request to: dMY Technology Group, Inc. VI, 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144. The Tender Offer Documents, once available, and dMY VI’s annual report on Form 10-K can also be obtained, without charge, at the SEC’s internet site (http://www.sec.gov).

Non-Solicitation

This report and the exhibits hereto are not a tender offer statement and shall not constitute an offer to purchase or a solicitation of an offer to sell the securities of dMY VI or Rainwater Tech, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01.	Exhibits

Exhibits.

Exhibit Number	Exhibit

10.1	Share Purchase Agreement, dated as of December 22, 2022, by and among dMY Technology Group, Inc. VI, Rain Enhancement Technologies, Inc., Rainwater, LLC, Michael Nefkens and Keri Waters.

10.2	Form of Lock-Up Agreement, by and among dMY Technology Group, Inc. VI, Rainwater, LLC, Michael Nefkens and Keri Waters.

10.3	Sponsor Support Agreement, dated as of December 22, 2022, by and among dMY Technology Group, Inc. VI, dMY Sponsor VI, LLC, Harry L. You, Niccolo de Masi and Rain Enhancement Technologies, Inc.

99.1	Press Release, dated as of December 22, 2022.

99.2	Investor Call Transcript, dated as of December 22, 2022.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DMY TECHNOLOGY GROUP, INC. VI

By:	/s/ Niccolo de Masi
Name:	Niccolo de Masi
Title:	Chief Executive Officer

Date: December 22, 2022